SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     June 1, 2000
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                             DELICIOUS BRANDS, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                     000-24941              06-1255882
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(State or Other Jurisdiction         (Commission             (IRS Employer
     of Incorporation)               File Number)            Identification No.)



                 2070 Maple Street, Des Plaines, Illinois 60018
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                    (Address of Principal Executive Offices)



Registrant's telephone number, including area code:   (847)669-3200
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Item. 2.  Acquisition or Disposition of Assets.

                  On June 2, 2000, the Registrant, a Delaware corporation, completed the sale of substantially all of its assets to BF USB, Inc., a Delaware corporation, for a purchase price, after deducting a working capital adjustment, of $24,980,000 under the terms and conditions of that certain Asset Purchase Agreement dated April 5, 2000 and as previously filed with the Securities and Exchange Commission. The Registrant received approval of a majority of its shareholders to enter into the asset purchase agreement.

Item 5.   Other Events.

                  On June 5, 2000, the Registrant issued a press release announcing that the Registrant changed its name from Delicious Brands, Inc. to Next Generation Technology Holdings, Inc. The Registrants ticker symbol will be "NGTH" on the Over The Counter Bulletin Board at market open on June 9, 2000.

                  The Registrants shareholder's approved an amendment to the Registrant's Certificate of Incorporation to change its corporate name.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

         Exhibit No.                Exhibit
         -----------                -------

         99.1                       Press Release dated June 5, 2000.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DELICIOUS BRANDS, INC.
                                            (Registrant)



Dated: June 7,2000                      By:  /s/ Donald C. Schmitt
                                             -----------------------------------
                                               Name:    Donald C. Schmitt
                                               Title:   Chairman of the Board